MERRILL LYNCH
                                                               WORLD INCOME
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                    Strategic
                                             Performance

                                                               Annual Report
                                                               December 31, 2000

MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and
Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent T. Lathbury III, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice President of Merrill Lynch World Income Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Portfolio
Information
As of 12/31/00
(unaudited)

The quality ratings* of securities in the Fund as of December 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ............................................................        6.3%
BB/Ba ..............................................................       51.5
B/B ................................................................       35.3
CCC/Caa or Lower ...................................................        2.6
NR (Not Rated) .....................................................        4.3
--------------------------------------------------------------------------------

* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

                                                                      Percent of
Ten Largest Countries                                               Market Value
--------------------------------------------------------------------------------
United States .........................................................    37.2%
Mexico ................................................................    13.5
Brazil ................................................................    11.5
Argentina .............................................................    11.2
Russia ................................................................     5.2
China .................................................................     3.2
Colombia ..............................................................     3.0
Canada ................................................................     2.6
Venezuela .............................................................     2.2
Luxembourg ............................................................     1.9
--------------------------------------------------------------------------------

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

DEAR SHAREHOLDER

Fiscal Year in Review

The past year was generally punishing to financial assets. In the first half of 2000, the Federal Reserve Board engineered a series of interest rate increases in order to slow down economic growth that it regarded as inflationary. It is also likely that the Federal Reserve Board was concerned about the "bubble" in technology and communications stocks that emerged in late 1999 and reached pathological extremes in early 2000. Certainly the credit tightening succeeded in achieving the Federal Reserve Board's objectives as the slowing in the economy became evident in the fall of 2000.

By year-end, the slowdown had become so precipitous that many economists speculated that a recession could evolve in 2001. However, the consensus was that the first half of 2001 would experience 1%-2% growth, followed by recovery in the second half. This perspective, which embodies the expectation of weakening corporate profits and declining interest rates, became incorporated into the price of financial assets. Asset classes sensitive to the level and direction of corporate earnings, such as common stocks and lower-quality, high-yield bonds, weakened precipitously in the fourth quarter of 2000 and experienced poor performance for the year. High-quality assets benefiting from lower inflationary expectations and declining interest rates, such as US Government and high-grade corporate bonds, produced excellent returns. Bond markets in emerging markets represented by countries such as Mexico, Brazil, Argentina, and Russia were perhaps an anomaly. Despite below investment-grade bond ratings, this asset class performed well because of generally strong fundamentals and extraordinarily attractive yields relative to bond rating quality. Latin America, whose dollar-denominated bonds dominate the asset class, experienced improved gross national product (GNP) growth, declining inflation, high levels of foreign direct investment and manageable budget deficits. High oil prices also helped Mexico and Venezuela.

For the year ended December 31, 2000, various asset classes had the following returns as measured by these indexes:

--------------------------------------------------------------------------------
Index                                                                     Return
--------------------------------------------------------------------------------
10-Year US Treasury                                                       +14.9%
J.P. Morgan Emerging
 Market Bond Plus                                                         +15.7%
CSFB High Yield                                                           - 5.2%
S&P 500                                                                   - 9.1%
--------------------------------------------------------------------------------

Merrill Lynch World Income Fund Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +1.02%, +0.07%, +0.18% and +0.77% for the fiscal year ended December 31, 2000. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information can be found on pages 5-7 of this report to shareholders.)

We invest predominantly in US high-yield corporate bonds and in the dollar-denominated sovereign debt and corporate bond issues of emerging market countries in order to seek to achieve the Fund's objective of high current income. As such, the Fund's performance represents an amalgam of the two, although currency fluctuations did not significantly impact performance. Shifts in the Fund's portfolio composition during the year, which reduced US high-yield holdings and increased emerging market corporate bonds, were helpful. Much of the Fund's portfolio restructuring was accomplished in the second quarter 2000 when emerging markets were very weak relative to the high-yield market and the opportunity to shift was favorable. However, emerging corporate bonds underperformed sovereign issues for the year, lagging in the rally at year-end.

Investment Outlook

We believe that US economic activity is likely to be weak in the first half of 2000. If this outlook unfolds, the Federal Reserve Board is likely to aggressively lower short-term interest rates over this period. A recession is possible as trends that developed in the mid-1990s that have reached extremes, such as historically low consumer savings levels and extraordinarily high capital spending on communications and technology, if reversed, could combine with an already recessionary industrial sector and create negative GNP growth for several quarters. While we doubt that economic weakness will be recessionary, this environment would cause even more aggressive Federal Reserve Board monetary easing and lower short-term interest rates than we currently expect.

The US high-yield market collapsed in the final quarter of 2000, as measured by the CSFB Domestic High Yield Index returns -5.0% for the quarter and -5.7% for the year. The reasons for the weakness included fear of credit deterioration relating to economic weakness and poor liquidity. Strong US Treasury securities and weak high-yield issues created a spread widening similar to 1990, another recessionary year. At year-end 2000, the CSFB Global High Yield Index reflected a yield to maturity of 15% and a spread off Treasury issues of over 9.5%, an increase from 5.5% at year-end 1999. In our opinion, these extreme valuations overdiscount the risks of default. Historically, high-yield bonds have performed well in periods of Federal Reserve Board monetary easing, and we believe that this will be the case in 2001. While a recession could abort a rally, we have tried to hedge this possibility by selecting holdings of above-average credit quality.

We believe that emerging markets are likely to continue to provide excellent returns in 2001. Fundamentals generally remain excellent. Brazil was upgraded recently to BB- from B+. Last year, Mexico and Russia both received credit upgrades. Fears that a potential US recession may negatively impact emerging markets debt prices may be overstated. The strong historical correlation between the asset class and the Federal Reserve Board interest rate cycles, now in an easing monetary mode, point toward a greater likelihood of spread compression and positive returns in the year ahead. Additional comfort is derived from the large foreign exchange reserve buildup in oil exporting countries and the widespread adoption of flexible exchange regimes that facilitate the balance of payments adjustment to potentially adverse external demand conditions. While we are concerned about Argentina's lack of economic growth, this country's problems appear manageable. The spread of emerging markets debt against US Treasury securities is conventionally measured in terms of stripped spreads (that is, stripping the yield of US Treasury securities imbedded in some of the Brady bonds). This stripped spread was 756 basis points (7.56%) at year-end 2000, while the cash flow spread, which is more pertinent to investors, was 657 basis points. These spreads are only slightly tighter than at the end of 1999 (when they traded at 824 basis points and 679 basis points, respectively), despite the widespread credit improvements in emerging markets. The emerging markets spread over Treasury securities has been as tight as 350 basis points in the past. Our expectation is that stripped spread will tighten toward 600 basis points over the US Treasury securities range in the next six months.

Portfolio Composition

Given our positive outlook on both the high-yield and emerging markets, we have continued to maintain a fully invested position. At December 31, 2000, the Fund's average portfolio maturity was 11.1 years and 98.4% of portfolio holdings were denominated in US dollars. The non-dollar portion of the Fund was hedged. The "Portfolio Information" section on page 1 of this report to shareholders details the Fund's credit quality and country allocations. A comparison of asset allocation over the year is shown below.

--------------------------------------------------------------------------------
                                                  12/31/99    6/30/00   12/31/00
--------------------------------------------------------------------------------
US High
Yield                                                50%        41%        37%
Emerging
Markets--
(Sovereign)                                          30         30         37
Emerging--
Corporates                                           10         21         19
European/
Canadian
High Yield                                           10          8          7
--------------------------------------------------------------------------------

In Conclusion

We appreciate your ongoing investment in Merrill Lynch World Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury

Vincent T. Lathbury III
Senior Vice President and
Co-Portfolio Manager


/s/ Romualdo Roldan

Romualdo Roldan
Co-Portfolio Manager

February 15, 2001

================================================================================
We are pleased to announce that Romualdo Roldan, along with Mr. Lathbury, is primarily responsible for the day-to-day management of Merrill Lynch World Income Fund, Inc. Mr. Roldan has been Vice President of Merrill Lynch Investment Managers, L.P. since 1998. Mr. Roldan previously was senior vice president of Santander Investments from 1995 to 1998.
================================================================================


                                     2 & 3

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

PROXY RESULTS

During the six-month period ended December 31, 2000, Merrill Lynch World Income Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                                   Shares Voted
                                                                       For
--------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Terry K. Glenn         29,777,753
                                             James H. Bodurtha      29,758,719
                                             Herbert I. London      29,761,494
                                             Joseph L. May          29,754,604
                                             Andre F. Perold        29,768,724
                                             Roberta Cooper Ramo    29,744,452
--------------------------------------------------------------------------------

                                              Shares Voted   Shares Voted  Shares Voted
                                                   For          Against       Abstain
---------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.        29,750,162      150,320       338,230
---------------------------------------------------------------------------------------
3. To approve to convert the Fund to
   "master/feeder" structure.                   28,819,137      570,489       849,086
---------------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Merrill Lynch World Income Fund, Inc. during the year ended December 31, 2000, 61.11% represents income from foreign sources. There were no foreign taxes associated with this income.

Please retain this information for your records.

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                            Ten Years/
                                               6 Month       12 Month     Since Inception   Standardized
As of December 31, 2000                     Total Return   Total Return    Total Return     30-Day Yield
========================================================================================================
ML World Income Fund, Inc. Class A Shares      -0.64%        +1.02%           +68.56%           11.22%
--------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares      -1.03         +0.07            +29.64            10.91
--------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares      -1.06         +0.18            +10.68            10.86
--------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class D Shares      -0.76         +0.77            +14.78            10.97
========================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A Shares, from 11/18/91 for Class B Shares and from 10/21/94 for Class C & Class D Shares.


                                     4 & 5

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the ML US Treasury/Agency 1-10 Years Index. Beginning and ending values are:

                                                     12/90             12/00
ML World Income Fund, Inc.+--
Class A Shares*                                      $9,600            $16,182
ML US Treasury/Agency
 1-10 Years Index++                                  $10,000           $20,069

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the ML US Tresury/Agency 1-10 Years Index. Beginning and ending values are:

                                                     11/18/91**        12/00
ML World Income Fund, Inc.+--
Class B Shares*                                      $10,000           $12,964
ML US Treasury/Agency 1-10
 Years Index++                                       $10,000           $18,099

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the ML US Treasury/Agency 1-10 Years Index. Beginning and ending values are:

                                                     10/21/94**        12/00
ML World Income Fund, Inc.+--
Class C Shares*                                      $10,000           $11,068
ML World Income Fund, Inc.+--
Class D Shares*                                      $9,600            $11,018
ML US Treasury/Agency
 1-10 Years Index++                                  $10,000           $15,464

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML World Income Fund, Inc. invests in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units.

++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years.

Past performance is not predictive of future performance.

Average Annual Total Return

                                             % Return Without    % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares+*
================================================================================
One Year Ended 12/31/00                            +1.02%             -3.02%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                          +0.42              -0.40
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                           +5.36              +4.93
--------------------------------------------------------------------------------

+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.

*     Maximum sales charge is 4%.

**    Assuming maximum sales charge.

                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/00                                 +0.07%         -3.57%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                               -0.39          -0.39
--------------------------------------------------------------------------------
Inception (11/18/91) through 12/31/00                   +2.89          +2.89
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.

**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                       % Return       % Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/00                                  +0.18%         -0.73%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                -0.42          -0.42
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/00                    +1.65          +1.65
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.

**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/00                            +0.77%             -3.26%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                          +0.17              -0.64
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/00              +2.25              +1.58
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.

**    Assuming maximum sales charge.


                                     6 & 7

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                             Face                                                                         Percent of
AFRICA           Industries                 Amount                 Fixed-Income Investments                     Value     Net Assets
====================================================================================================================================
Nigeria          Foreign Government    US$ 1,500,000   Central Bank of Nigeria 'WW', Par, 6.25% due
                 Obligations                           11/15/2020++                                          $    889,200       0.5%
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Nigeria                  889,200       0.5
====================================================================================================================================
                                            Shares
                                             Held                          Warrants
====================================================================================================================================
Nigeria          Energy                        1,500   Nigeria Oil (Warrants) (a)                                       0       0.0
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Investments in African Securities
                                                       (Cost--$940,402)                                           889,200       0.5
====================================================================================================================================
                                             Face
EUROPE                                      Amount                 Fixed-Income Investments
====================================================================================================================================
Bulgaria         Foreign Government                    Republic of Bulgaria, Series A (b)++:
                 Obligations           US$ 1,550,000     7.75% due 7/28/2024                                    1,173,862       0.7
                                             450,000     Front-Loaded Interest Rate Reduction Bonds,
                                                         3% due 7/28/2012                                         332,946       0.2
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Bulgaria               1,506,808       0.9
====================================================================================================================================
Luxembourg       Wireless Communications-- 4,000,000   Millicom International Cellular, 11.834%* due
                 International                         6/01/2006                                                3,140,000       1.9
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Luxembourg             3,140,000       1.9
====================================================================================================================================
Netherlands      Cable--                   2,500,000   United Pan-Europe Communications, 11.25% due
                 International                         11/01/2009                                               1,600,000       0.9
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in the Netherlands        1,600,000       0.9
====================================================================================================================================
Russia           Foreign Government                    Russian Federation Bonds (Regulation S):
                 Obligations               2,700,000     11.75% due 6/10/2003                                   2,511,000       1.5
                                             225,000     12.75% due 6/24/2028                                     186,187       0.1
                                           1,200,000     12.75% due 6/24/2028                                     999,000       0.6
                                          12,900,000     2.50% due 3/31/2030                                    4,821,375       2.8
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Russia                 8,517,562       5.0
====================================================================================================================================
Turkey           Foreign Government        2,050,000   Republic of Turkey, 11.875% due 1/15/2030                1,809,125       1.1
                 Obligations
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Turkey                 1,809,125       1.1
====================================================================================================================================
United Kingdom   Industrials               2,500,000   Energis PLC, 9.75% due 6/15/2009 (e)                     2,275,000       1.4
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in the United
                                                       Kingdom                                                  2,275,000       1.4
====================================================================================================================================
                                                                       Convertible Bonds
====================================================================================================================================
Ireland          Health Services             500,000  +Phoenix Shannon PLC, 9.50% due 11/01/2000 (e)                5,000       0.0
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Convertible Bonds in Ireland                           5,000       0.0
====================================================================================================================================

                                                       Total Investments in European Securities
                                                       (Cost--$20,792,919)                                     18,853,495      11.2
====================================================================================================================================
LATIN
AMERICA                                                            Fixed-Income Investments
====================================================================================================================================
Argentina        Cable--                   5,000,000   Cablevision SA, 13.75% due 5/01/2009 (e)                 3,650,000       2.1
                 International
                 -------------------------------------------------------------------------------------------------------------------
                 Foreign Government                    Republic of Argentina:
                 Obligations                 750,000     11.75% due 4/07/2009                                     697,500       0.4
                                           1,300,000     11.375% due 3/15/2010                                  1,177,800       0.7
                                           7,650,000     6% due 3/31/2023++ (b)                                 5,278,500       3.1
                                           2,600,000     9.75% due 9/19/2027                                    2,093,000       1.3
                                           1,200,000     10.25% due 7/21/2030                                     993,000       0.6
                                                                                                             ------------     -----
                                                                                                               10,239,800       6.1
                 -------------------------------------------------------------------------------------------------------------------
                 Transportation            7,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (e)          4,585,000       2.7
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Argentina             18,474,800      10.9
====================================================================================================================================
Brazil           Broadcasting              5,000,000   Globo Comunicacoes e Participacoes, Ltd.,
                 Radio & Television                    10.50% due 12/20/2006(e)                                 4,475,000       2.7
                 -------------------------------------------------------------------------------------------------------------------
                 Foreign Government                    Republic of Brazil:
                 Obligations               4,310,932     11% due 8/17/2040                                      3,509,099       2.1
                                           1,720,500     7.625% due 4/15/2006                                   1,602,216       1.0
                                           3,200,000     10.125% due 5/15/2027                                  2,553,600       1.5
                                           4,002,082     'C', 8% due 4/15/2014++ (b)                            3,091,608       1.9
                                           2,300,000     NMB, 7.688% due 4/15/2009++ (b)                        1,989,500       1.1
                                           2,600,000     Par Z, 6% due 4/15/2024++ (b)                          1,810,250       1.0
                                                                                                             ------------     -----
                                                                                                               14,556,273       8.6
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Brazil                19,031,273      11.3
====================================================================================================================================
Colombia         Foreign Government          750,000   Republic of Colombia, 8.625% due 4/01/2008                 603,750       0.3
                 Obligations
                 -------------------------------------------------------------------------------------------------------------------
                 Utilities                 5,800,800   TransGas de Occidente SA, 9.79% due 11/01/2010 (e)       4,350,600       2.6
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Colombia               4,954,350       2.9
====================================================================================================================================
Ecuador          Foreign Government        2,750,000   Republic of Ecuador, 4% due 8/15/2030                    1,038,125       0.6
                 Obligations
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Ecuador                1,038,125       0.6
====================================================================================================================================
Mexico           Conglomerates             2,500,000   Dine, SA de CV, 8.75% due 10/15/2007                     2,150,000       1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Foreign Government                    United Mexican States:
                 Obligations               1,400,000     8.625% due 3/12/2008                                   1,396,500       0.9
                                             800,000     11.375% due 9/15/2016                                    932,000       0.5
                                           2,000,000     11.50% due 5/15/2026                                   2,430,000       1.5
                                           3,128,000     'W-A', 6.25% due 12/31/2019++                          2,830,840       1.6
                                           3,370,000     'W-B', 6.25% due 12/31/2019++                          3,049,850       1.8
                                                                                                             ------------     -----
                                                                                                               10,639,190       6.3
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining           3,000,000   Grupo Minero Mexico SA, 8.25% due 4/01/2008              2,550,000       1.5
                 -------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

LATIN
AMERICA                                      Face                                                                         Percent of
(concluded)      Industries                 Amount                 Fixed-Income Investments                     Value     Net Assets
====================================================================================================================================
Mexico           Transportation        US$ 4,000,000   TFM, SA de CV, 13.896%* due 6/15/2009                 $  2,960,000       1.7%
(concluded)      -------------------------------------------------------------------------------------------------------------------
                 Utilities                 4,060,437   Monterrey Power, SA de CV, 9.625% due
                                                       11/15/2009 (e)                                           3,938,624       2.4
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Mexico                22,237,814      13.2
====================================================================================================================================
Panama           Foreign Government        1,670,000   Panama, Front-Loaded Interest Rate Reduction
                 Obligations                           Bonds, 4% due 7/17/2014++                                1,327,316       0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Panama                 1,327,316       0.8
====================================================================================================================================
Peru             Foreign Government        1,270,000   Republic of Peru, Front-Loaded Interest Rate
                 Obligations                           Reduction Bonds, 3.75% due 3/07/2017++                     742,950       0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Peru                     742,950       0.4
====================================================================================================================================
Venezuela        Foreign Government                    Republic of Venezuela:
                 Obligations               1,499,985     DCB, 7.375% due 12/18/2007++ (b)                       1,202,883       0.7
                                             619,041     Front-Loaded Interest Rate Reduction Bonds 'A',
                                                         7.625% due 3/31/2007++                                   504,518       0.3
                                             415,000     Par 'A', 6.75% due 3/31/2020                             309,694       0.2
                                           2,575,000     'W-A', 9.25% due 9/15/2027                             1,660,875       1.0
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Venezuela              3,677,970       2.2
====================================================================================================================================
                                            Shares
                                             Held                           Rights
====================================================================================================================================
Mexico           Foreign Government        6,498,000   United Mexican States (Value Recovery Rights) (f)               70       0.0
                 Obligations
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Rights in Mexico                                          70       0.0
====================================================================================================================================
Venezuela        Energy                        8,075   Venezuela Oil Obligations                                        0       0.0
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Rights in Venezuela                                        0       0.0
====================================================================================================================================
                                                       Total Investments in Latin American Securities
                                                       (Cost--$72,058,995)                                     71,484,668      42.3
====================================================================================================================================
NORTH                                        Face
AMERICA                                     Amount                 Fixed-Income Investments
====================================================================================================================================
Canada           Paper                 US$ 4,000,000   Doman Industries Limited, 8.75% due 3/15/2004            1,680,000       1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Wireless               C$ 2,000,000   ClearNet Communications, 0/11.75%** due 8/13/2007        1,178,429       0.7
                 Communication             3,000,000   Microcell Telecommunications, 0/11.125%** due
                                                       10/15/2007                                               1,408,123       0.8
                                                                                                             ------------     -----
                                                                                                                2,586,552       1.5
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Canada                 4,266,552       2.5
====================================================================================================================================
United States    Automotive            US$ 2,500,000   Federal-Mogul Corporation, 7.375% due 1/15/2006            387,500       0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Cable Television          4,000,000   Century Communications Corporation, 9.50% due
                                                       3/01/2005                                                3,740,000       2.2
                 -------------------------------------------------------------------------------------------------------------------
                 Chemicals                 5,340,000   ISP Holdings Inc., 9.75% due 2/15/2002                   4,432,200       2.6
                 -------------------------------------------------------------------------------------------------------------------
                 Communications            5,000,000   Impsat Corp., 12.375% due 6/15/2008                      2,850,000       1.7
                 -------------------------------------------------------------------------------------------------------------------
                 Consumer                  5,000,000   Protection One Alarm Monitoring, 8.125% due
                 Services                              1/15/2009 (e)                                            2,400,000       1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Containers                3,000,000   Owens-Illinois Inc., 7.15% due 5/15/2005                 1,680,000       1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Energy                    3,000,000   Chesapeake Energy Corp., 8.50% due 3/15/2012 (e)         2,812,500       1.7
                                           3,000,000   Ocean Energy Inc., 8.375% due 7/01/2008                  3,052,500       1.8
                                                                                                             ------------     -----
                                                                                                                5,865,000       3.5
                 -------------------------------------------------------------------------------------------------------------------
                 Gaming                    6,027,000   GB Property Funding Corp., 11% due 9/25/2005             5,665,380       3.4
                                           2,500,000   Harrah's Operating Co. Inc., 7.875% due
                                                       12/15/2005                                               2,487,500       1.4
                                                       Jazz Casino Co. LLC:
                                           3,643,783     6.103% due 11/15/2009 (c)                                400,816       0.3
                                             315,000     Contingent Notes due 11/15/2009 (b)(d)                         0       0.0
                                                                                                             ------------     -----
                                                                                                                8,553,696       5.1
                 -------------------------------------------------------------------------------------------------------------------
                 Health Care               3,000,000   Columbia/HCA Healthcare Corp., 7.25% due 5/20/2008       2,862,279       1.7
                                           3,000,000   Fresenius Medical Capital Trust I, 9% due
                                                       12/01/2006                                               2,880,000       1.7
                                           2,500,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007            2,112,500       1.2
                                                                                                             ------------     -----
                                                                                                                7,854,779       4.6
                 -------------------------------------------------------------------------------------------------------------------
                 Hotels                    3,000,000   HMH Properties, Inc., Series B, 7.875% due
                                                       8/01/2008                                                2,880,000       1.7
                 -------------------------------------------------------------------------------------------------------------------
                 Internet Transport        2,500,000   PSINet, Inc., 10% due 2/15/2005                            650,000       0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining           3,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due
                                                       2/01/2003                                                2,040,000       1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Paper                     3,000,000   Container Corporation of America, 9.75% due
                                                       4/01/2003                                                2,996,250       1.8
                 -------------------------------------------------------------------------------------------------------------------
                 Printing &                3,000,000   Primedia, Inc., 7.625% due 4/01/2008                     2,760,000       1.6
                 Publishing
                 -------------------------------------------------------------------------------------------------------------------
                 Supermarkets              2,367,000   Pueblo Xtra International Inc., 9.50% due
                                                       8/01/2003                                                1,041,480       0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Telephone                 5,000,000   Nextel International Inc., 12.75% due 8/01/2010          4,000,000       2.4
                 Communications
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in the United
                                                       States                                                  54,130,905      32.1
====================================================================================================================================
                                                                       Convertible Bonds
====================================================================================================================================
United States    Health Services           2,000,000   Thermolase Corp., 4.375% due 8/05/2004 (e)               1,732,500       1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Industrial--              1,000,000   Thermo Fibertek Inc., 4.50% due 7/15/2004 (e)              877,500       0.5
                 Services                  1,063,000   Thermo TerraTech, Inc., 4.625% due 5/01/2003 (e)         1,008,521       0.6
                                                                                                             ------------     -----
                                                                                                                1,886,021       1.1
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Convertible Bonds in the United States             3,618,521       2.1
====================================================================================================================================
                                            Shares               Convertible Preferred Stocks,
                                             Held                  Common Stocks & Warrants
====================================================================================================================================
United States    Broadcasting/Cable           78,128  +On Command Corporation                                     664,088       0.4
                                              43,675   On Command Corporation (Warrants) (a)                       60,053       0.0
                                                                                                             ------------     -----
                                                                                                                  724,141       0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Conglomerates               100,500   Polyphase Corporation                                       87,937       0.0
                 -------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                             (in US dollars)

NORTH
AMERICA                                     Shares               Convertible Preferred Stocks,                            Percent of
(concluded)      Industries                  Held                  Common Stocks & Warrants                     Value     Net Assets
====================================================================================================================================
United States    Gaming                       91,338  +JCC Holding Company (Class A)                         $      7,764       0.0%
(concluded)      -------------------------------------------------------------------------------------------------------------------
                 Miscellaneous Materials     294,520   GB Holdings Inc.                                         1,767,123       1.1
                 & Commodities
                 -------------------------------------------------------------------------------------------------------------------
                 Recreational Vehicles        10,000   Fleetwood Capital Trust, 6% (e)                            162,500       0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Steel                        50,000   Rouge Industries, Inc. (Class A)                            90,625       0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Utilities                    15,000   Citizens Utilities Trust, 5%                               795,000       0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Convertible Preferred Stocks,
                                                       Common Stocks & Warrants in the United States            3,635,090      2.2
====================================================================================================================================
                                                       Total Investments in North American Securities
                                                       (Cost--$88,269,749)                                     65,651,068      38.9
====================================================================================================================================
PACIFIC                                        Face
BASIN/ASIA                                    Amount               Fixed-Income Investments
====================================================================================================================================
China            Transportation        US$ 6,620,000   Cathay International Ltd., 13.50% due
                                                       4/15/2008 (e)                                            2,383,200       1.4
                                           4,000,000   GS Superhighway Holdings, 9.875% due 8/15/2004           2,880,000       1.7
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in China                  5,263,200       3.1
====================================================================================================================================
Indonesia        Paper                     5,000,000   Indah Kiat International Finance, 12.50% due
                                                       6/15/2006                                                2,350,000       1.4
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in Indonesia              2,350,000       1.4
====================================================================================================================================
Philippines      Foreign Government          850,000   Republic of the Philippines, 9.875% due 1/15/2019          671,500       0.4
                 Obligations
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Fixed-Income Investments in the Philippines          671,500       0.4
====================================================================================================================================
                                                       Total Investments in Pacific Basin/Asian
                                                       Securities (Cost--$15,872,075)                           8,284,700       4.9
====================================================================================================================================
                 Total Investments (Cost--$197,934,140)                                                       165,163,131      97.8

                 Unrealized Appreciation on Forward Foreign Exchange Contracts***                                  47,069       0.0

                 Other Assets Less Liabilities                                                                  3,639,484       2.2
                                                                                                             ------------     -----
                 Net Assets                                                                                  $168,849,684     100.0%
                                                                                                             ============     =====
====================================================================================================================================

+     Non-income producing security.

++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

** Represents a step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

*** Forward foreign exchange contracts as of December 31, 2000 were as follows:

      --------------------------------------------------------------------------
      Foreign                                                       Unrealized
      Currency Sold               Expiration Date                  Appreciation
      --------------------------------------------------------------------------
      C$ 2,070,000                 February 2001                      $21,332
      C$ 2,279,000                  March 2001                         25,737
      --------------------------------------------------------------------------
      Total Unrealized Appreciation of Forward
      Foreign Exchange Contracts--Net
      (US$ Commitment--$2,945,626)                                    $47,069
                                                                      =======
      --------------------------------------------------------------------------

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b)   Floating rate note.

(c) Represents a pay-in-kind security, which may pay interest/dividends in additional face amount/shares.

(d) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)   The rights may be exercised until 12/31/2019.

      See Notes to Financial Statements.


                                     12 & 13

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

STATEMENT OF ASSETS AND LIABILITIES

               As of December 31, 2000
====================================================================================================================================
Assets:        Investments, at value (identified cost--$197,934,140) ................................                 $ 165,163,131
               Foreign cash .........................................................................                       589,883
               Unrealized appreciation on forward foreign exchange contracts ........................                        47,069
               Receivables:
                 Interest ...........................................................................   $ 4,383,269
                 Securities sold ....................................................................     2,704,802
                 Capital shares sold ................................................................        92,919
                 Dividends ..........................................................................         9,375       7,190,365
                                                                                                        -------------
               Prepaid registration fees and other assets ...........................................                       116,686
                                                                                                                      -------------
               Total assets .........................................................................                   173,107,134
                                                                                                                      -------------
====================================================================================================================================
Liabilities:   Payables:
                 Dividends to shareholders ..........................................................     1,312,374
                 Capital shares redeemed ............................................................     1,255,889
                 Custodian bank .....................................................................     1,184,154
                 Distributor ........................................................................        84,413
                 Investment adviser .................................................................        80,989       3,917,819
                                                                                                        -------------
               Accrued expenses and other liabilities ...............................................                       339,631
                                                                                                                      -------------
               Total liabilities ....................................................................                     4,257,450
                                                                                                                      -------------
====================================================================================================================================
Net Assets:    Net assets ...........................................................................                 $ 168,849,684
                                                                                                                      =============
====================================================================================================================================
Net Assets     Class A Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ......                 $     636,234
Consist of:    Class B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ......                     2,133,768
               Class C Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ......                        37,626
               Class D Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ......                       126,686
               Paid-in capital in excess of par .....................................................                   406,700,220
               Accumulated realized capital losses on investments and foreign currency
               transactions--net ....................................................................                  (208,068,573)
               Unrealized depreciation on investments and foreign currency transactions--net ........                   (32,716,277)
                                                                                                                      -------------
               Net assets ...........................................................................                 $ 168,849,684
                                                                                                                      =============
====================================================================================================================================
Net Asset      Class A--Based on net assets of $36,628,780 and 6,362,344 shares outstanding .........                 $        5.76
Value:                                                                                                                =============
               Class B--Based on net assets of $122,766,576 and 21,337,683 shares outstanding .......                 $        5.75
                                                                                                                      =============
               Class C--Based on net assets of $2,163,333 and 376,256 shares outstanding ............                 $        5.75
                                                                                                                      =============
               Class D--Based on net assets of $7,290,995 and 1,266,856 shares outstanding ..........                 $        5.76
                                                                                                                      =============
====================================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended December 31, 2000
=============================================================================================================
Investment               Interest and discount earned .......................                   $ 22,357,897
Income:                  Dividends ..........................................                        155,962
                                                                                                ------------
                         Total income .......................................                     22,513,859
                                                                                                ------------
=============================================================================================================
Expenses:                Investment advisory fees ...........................   $  1,259,403
                         Account maintenance and distribution fees--Class B .      1,168,234
                         Transfer agent fees--Class B .......................        259,751
                         Professional fees ..................................        137,940
                         Accounting services ................................        102,856
                         Transfer agent fees--Class A .......................         62,722
                         Printing and shareholder reports ...................         59,907
                         Custodian fees .....................................         56,519
                         Registration fees ..................................         39,014
                         Account maintenance and distribution fees--Class C .         18,572
                         Account maintenance fees--Class D ..................         15,452
                         Directors' fees and expenses .......................         13,580
                         Transfer agent fees--Class D .......................          8,464
                         Pricing fees .......................................          6,373
                         Transfer agent fees--Class C .......................          3,825
                                                                                ------------
                         Total expenses .....................................                      3,212,612
                                                                                                ------------
                         Investment income--net .............................                     19,301,247
                                                                                                ------------
=============================================================================================================
Realized & Unrealized    Realized gain (loss) from:
Gain (Loss) on             Investments--net .................................    (14,231,126)
Investments &              Foreign currency transactions--net ...............          2,670     (14,228,456)
Foreign Currency                                                                ------------
Transactions--Net:       Change in unrealized appreciation/depreciation on:
                           Investments--net .................................     (3,595,267)
                           Foreign currency transactions--net ...............         54,774      (3,540,493)
                                                                                ------------    ------------
                         Net Increase in Net Assets Resulting from Operations                   $  1,532,298
                                                                                                ============
=============================================================================================================

See Notes to Financial Statements.


                                     14 & 15

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Year Ended
                                                                                               December 31,
                                                                                      ------------------------------
                Increase (Decrease) in Net Assets:                                         2000             1999
=====================================================================================================================
Operations:     Investment income--net ............................................   $  19,301,247    $  24,604,497
                Realized loss on investments and foreign currency transactions--net     (14,228,456)     (47,658,846)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net ................................      (3,540,493)      53,277,610
                                                                                      -------------    -------------
                Net increase in net assets resulting from operations ..............       1,532,298       30,223,261
                                                                                      -------------    -------------
=====================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Class A .........................................................      (4,468,483)      (2,788,824)
                  Class B .........................................................     (14,029,807)      (9,141,407)
                  Class C .........................................................        (208,268)        (129,850)
                  Class D .........................................................        (594,689)        (294,216)
                Return of capital:
                  Class A .........................................................              --       (2,765,325)
                  Class B .........................................................              --       (9,064,382)
                  Class C .........................................................              --         (128,755)
                  Class D .........................................................              --         (291,738)
                                                                                      -------------    -------------
                Net decrease in net assets resulting from dividends to shareholders     (19,301,247)     (24,604,497)
                                                                                      -------------    -------------
=====================================================================================================================
Capital Share   Net decrease in net assets derived from capital share transactions      (65,630,447)    (127,433,195)
Transactions:                                                                         -------------    -------------
=====================================================================================================================
Net Assets:     Total decrease in net assets ......................................     (83,399,396)    (121,814,431)
                Beginning of year .................................................     252,249,080      374,063,511
                                                                                      -------------    -------------
                End of year .......................................................   $ 168,849,684    $ 252,249,080
                                                                                      =============    =============
=====================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                    Class A
                    The following per share data and ratios have been derived -----------------------------------------------------
                    from information provided in the financial statements.               For the Year Ended December 31,
                                                                              -----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     2000       1999       1998       1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ...................... $  6.29    $  6.14    $  8.83    $   8.94    $   8.69
Operating                                                                     -------    -------    -------    --------    --------
Performance:        Investment income--net ..................................     .60        .54        .71         .64         .67
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net ......................    (.53)       .15      (2.69)       (.11)        .25
                                                                              -------    -------    -------    --------    --------
                    Total from investment operations ........................     .07        .69      (1.98)        .53         .92
                                                                              -------    -------    -------    --------    --------
                    Less dividends:
                      Investment income--net ................................    (.60)      (.27)      (.68)       (.61)       (.67)
                      Return of capital--net ................................      --       (.27)      (.03)       (.03)         --
                                                                              -------    -------    -------    --------    --------
                    Total dividends .........................................    (.60)      (.54)      (.71)       (.64)       (.67)
                                                                              -------    -------    -------    --------    --------
                    Net asset value, end of year ............................ $  5.76    $  6.29    $  6.14    $   8.83    $   8.94
                                                                              =======    =======    =======    ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ......................   1.02%     11.95%    (23.43%)      6.15%      11.09%
Return:*                                                                      =======    =======    =======    ========    ========
===================================================================================================================================
Ratios to Average   Expenses ................................................    .93%       .93%       .81%        .76%        .75%
Net Assets:                                                                   =======    =======    =======    ========    ========
                    Investment income--net ..................................   9.77%      8.90%      9.36%       7.21%       7.71%
                                                                              =======    =======    =======    ========    ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .................. $36,629    $53,515    $78,528    $161,347    $212,085
Data:                                                                         =======    =======    =======    ========    ========
                    Portfolio turnover ......................................  74.56%     37.04%    148.67%     217.60%     208.53%
                                                                              =======    =======    =======    ========    ========
===================================================================================================================================

                                                                                                    Class B
                    The following per share data and ratios have been derived -----------------------------------------------------
                    from information provided in the financial statements.               For the Year Ended December 31,
                                                                              -----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     2000       1999       1998       1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ...................... $   6.29   $   6.13   $   8.83   $   8.94    $   8.69
Operating                                                                     --------   --------   --------   --------    --------
Performance:        Investment income--net ..................................      .55        .49        .65        .57         .61
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net ......................     (.54)       .16      (2.70)      (.11)        .25
                                                                              --------   --------   --------   --------    --------
                    Total from investment operations ........................      .01        .65      (2.05)       .46         .86
                                                                              --------   --------   --------   --------    --------
                    Less dividends:
                      Investment income--net ................................     (.55)      (.25)      (.62)      (.54)       (.61)
                      Return of capital--net ................................       --       (.24)      (.03)      (.03)         --
                                                                              --------   --------   --------   --------    --------
                    Total dividends .........................................     (.55)      (.49)      (.65)      (.57)       (.61)
                                                                              --------   --------   --------   --------    --------
                    Net asset value, end of year ............................ $   5.75   $   6.29   $   6.13   $   8.83    $   8.94
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ......................     .07%     11.27%    (24.15%)     5.34%      10.25%
Return:*                                                                      ========   ========   ========   ========    ========
===================================================================================================================================
Ratios to Average   Expenses ................................................    1.71%      1.71%      1.59%      1.53%       1.52%
Net Assets:                                                                   ========   ========   ========   ========    ========
                    Investment income--net ..................................    8.98%      8.12%      8.56%      6.43%       6.94%
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .................. $122,767   $189,572   $283,018   $641,242    $988,209
Data:                                                                         ========   ========   ========   ========    ========
                    Portfolio turnover ......................................   74.56%     37.04%    148.67%    217.60%     208.53%
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                     16 & 17

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class C
                    The following per share data and ratios have been derived -----------------------------------------------------
                    from information provided in the financial statements.               For the Year Ended December 31,
                                                                              -----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     2000       1999       1998       1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ...................... $   6.28   $   6.13   $   8.82   $   8.93    $   8.68
Operating                                                                     --------   --------   --------   --------    --------
Performance:        Investment income--net ..................................      .55        .49        .65        .56         .60
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net ......................     (.53)       .15      (2.69)      (.11)        .25
                                                                              --------   --------   --------   --------    --------
                    Total from investment operations ........................      .02        .64      (2.04)       .45         .85
                                                                              --------   --------   --------   --------    --------
                    Less dividends:
                      Investment income--net ................................     (.55)      (.25)      (.62)      (.53)       (.60)
                      Return of capital--net ................................       --       (.24)      (.03)      (.03)         --
                                                                              --------   --------   --------   --------    --------
                    Total dividends .........................................     (.55)      (.49)      (.65)      (.56)       (.60)
                                                                              --------   --------   --------   --------    --------
                    Net asset value, end of year ............................ $   5.75   $   6.28   $   6.13   $   8.82    $   8.93
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ......................     .18%     11.04%    (24.11%)     5.28%      10.19%
Return:*                                                                      ========   ========   ========   ========    ========
===================================================================================================================================
Ratios to Average   Expenses ................................................    1.76%      1.76%      1.64%      1.58%       1.56%
Net Assets:                                                                   ========   ========   ========   ========    ========
                    Investment income--net ..................................    8.95%      8.07%      8.53%      6.41%       6.85%
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .................. $  2,163   $  2,771   $  4,370   $ 11,738    $ 10,251
Data:                                                                         ========   ========   ========   ========    ========
                    Portfolio turnover ......................................   74.56%     37.04%    148.67%    217.60%     208.53%
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================

                                                                                                    Class D
                    The following per share data and ratios have been derived -----------------------------------------------------
                    from information provided in the financial statements.               For the Year Ended December 31,
                                                                              -----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     2000       1999       1998       1997        1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ...................... $   6.29   $   6.13   $   8.83   $   8.94    $   8.69
Operating                                                                     --------   --------   --------   --------    --------
Performance:        Investment income--net ..................................      .58        .53        .69        .61         .65
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net ......................     (.53)       .16      (2.70)      (.11)        .25
                                                                              --------   --------   --------   --------    --------
                    Total from investment operations ........................      .05        .69      (2.01)       .50         .90
                                                                              --------   --------   --------   --------    --------
                    Less dividends:
                      Investment income--net ................................     (.58)      (.27)      (.66)      (.58)       (.65)
                      Return of capital--net ................................       --       (.26)      (.03)      (.03)         --
                                                                              --------   --------   --------   --------    --------
                    Total dividends .........................................     (.58)      (.53)      (.69)      (.61)       (.65)
                                                                              --------   --------   --------   --------    --------
                    Net asset value, end of year ............................ $   5.76   $   6.29   $   6.13   $   8.83    $   8.94
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================
Total Investment    Based on net asset value per share ......................     .77%     11.86%    (23.75%)     5.88%      10.82%
Return:*                                                                      ========   ========   ========   ========    ========
===================================================================================================================================
Ratios to Average   Expenses ................................................    1.18%      1.18%      1.06%      1.01%        .99%
Net Assets:                                                                   ========   ========   ========   ========    ========
                    Investment income--net ..................................    9.60%      8.66%      9.12%      6.97%       7.42%
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .................. $  7,291   $  6,391   $  8,148   $ 15,072    $ 14,369
Data:                                                                         ========   ========   ========   ========    ========
                    Portfolio turnover ......................................   74.56%     37.04%    148.67%    217.60%     208.53%
                                                                              ========   ========   ========   ========    ========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as


                                    18 & 19

                        Merrill Lynch World Income Fund, Inc., December 31, 2000 unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $940,369 increase to cost of securities and a corresponding $940,369 decrease in net unrealized depreciation, based on securities held as of December 31, 2000.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

(j) Custodian Bank -- The Fund recorded an amount payable to the Custodian Bank reflecting an overdraft, which resulted from management estimates of available cash.

(k) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $313 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..........................................     .25%             .50%
Class C ..........................................     .25%             .55%
Class D ..........................................     .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                                   FAMD   MLPF&S
--------------------------------------------------------------------------------
Class A ......................................................     $947   $5,752
Class D ......................................................     $ 96   $1,506
--------------------------------------------------------------------------------

For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $103,801 and $574 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,046 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $625 in commissions on the the execution of portfolio security transactions for the Fund for the year ended December 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $153,233,927 and $222,230,002, respectively.

Net realized gains (losses) for the year ended December 31, 2000 and unrealized gains (losses) as of December 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term ..............................      $(14,242,803)      $(32,771,009)
  Short sales ............................            11,677                 --
                                                ------------       ------------
Total investments ........................       (14,231,126)       (32,771,009)
                                                ------------       ------------
Currency transactions:
  Foreign currency transactions ..........             2,670              7,663
  Forward foreign exchange
    contracts ............................                --             47,069
                                                ------------       ------------
Total currency transactions ..............             2,670             54,732
                                                ------------       ------------
Total ....................................      $(14,228,456)      $(32,716,277)
                                                ============       ============
--------------------------------------------------------------------------------

As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $33,495,419, of which


                                    20 & 21

                        Merrill Lynch World Income Fund, Inc., December 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

$3,980,841 related to appreciated securities and $37,476,260 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $198,658,550.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $65,630,447 and $127,433,195 for the years ended December 31, 2000 and December 31, 1999, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended December 31, 2000                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................     186,457    $  1,152,638
Shares issued to shareholders
in reinvestment of dividends ......................     209,177       1,269,355
                                                     ----------    ------------
Total issued ......................................     395,634       2,421,993
Shares redeemed ...................................  (2,537,217)    (15,457,280)
                                                     ----------    ------------
Net decrease ......................................  (2,141,583)   $(13,035,287)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended December 31, 1999                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................     301,428    $  1,839,275
Shares issued to shareholders
in reinvestment of dividends ......................     252,402       1,540,595
                                                     ----------    ------------
Total issued ......................................     553,830       3,379,870
Shares redeemed ...................................  (4,849,278)    (29,598,994)
                                                     ----------    ------------
Net decrease ......................................  (4,295,448)   $(26,219,124)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended December 31, 2000                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................     488,940    $  2,977,822
Shares issued to shareholders
in reinvestment of dividends ......................     871,764       5,286,545
                                                     ----------    ------------
Total issued ......................................   1,360,704       8,264,367
Automatic conversion of shares ....................    (640,151)     (3,905,356)
Shares redeemed ...................................  (9,525,876)    (58,085,892)
                                                     ----------    ------------
Net decrease ......................................  (8,805,323)   $(53,726,881)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended December 31, 1999                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................   1,094,092    $  6,689,117
Shares issued to shareholders
in reinvestment of dividends ......................   1,156,235       7,052,633
                                                    -----------    ------------
Total issued ......................................   2,250,327      13,741,750
Automatic conversion of shares                         (116,927)       (712,892)
Shares redeemed ................................... (18,150,053)   (110,676,747)
                                                    -----------    ------------
Net decrease ...................................... (16,016,653)   $(97,647,889)
                                                    ===========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended December 31, 2000                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................     109,841    $    661,625
Shares issued to shareholders
in reinvestment of dividends ......................      15,618          94,620
                                                       --------    ------------
Total issued ......................................     125,459         756,245
Shares redeemed ...................................    (190,015)     (1,165,773)
                                                       --------    ------------
Net decrease ......................................     (64,556)   $   (409,528)
                                                       ========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended December 31, 1999                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................      29,199    $    178,382
Shares issued to shareholders
in reinvestment of dividends ......................      21,666         132,077
                                                       --------    ------------
Total issued ......................................      50,865         310,459
Shares redeemed ...................................    (323,378)     (1,970,166)
                                                       --------    ------------
Net decrease ......................................    (272,513)   $ (1,659,707)
                                                       ========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended December 31, 2000                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................      64,188    $    391,991
Automatic conversion of shares ....................     640,143       3,905,356
Shares issued to shareholders
in reinvestment of dividends ......................      41,171         248,328
                                                       --------    ------------
Total issued ......................................     745,502       4,545,675
Shares redeemed ...................................    (494,338)     (3,004,426)
                                                       --------    ------------
Net increase ......................................     251,164    $  1,541,249
                                                       ========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended December 31, 1999                                Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................     139,459    $    856,909
Automatic conversion of shares ....................     116,886         712,892
Shares issued to shareholders
in reinvestment of dividends ......................      41,655         254,097
                                                       --------    ------------
Total issued ......................................     298,000       1,823,898
Shares redeemed ...................................    (610,512)     (3,730,373)
                                                       --------    ------------
Net decrease ......................................    (312,512)   $ (1,906,475)
                                                       ========    ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. Capital Loss Carryforward:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $207,617,000, of which $12,482,000 expires in 2002, $25,743,000 expires in 2003, $61,021,000 expires in 2006, $89,930,000 expires in 2007 and
$18,441,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2001


                                    22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10788--12/00

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